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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-86812, 333-57446, and 333-35414) of Landacorp,
Inc. of our report dated February 11, 2004, except as to Note 16 for which the date is March 26, 2004 relating to the financial statements, which appears in this Form 10-K.


PricewaterhouseCoopers LLP

Atlanta, Georgia
March 29, 2004